UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2016

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 4, 2016, Viking Therapeutics, Inc. (the “Company”) issued a press release announcing the initiation of dosing in the Company’s Phase 2 clinical trial of VK2809 in patients with hypercholesterolemia and fatty liver disease.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated October 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: October 4, 2016	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer

 Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 4, 2016.